XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55337
                                 (612) 894-3680
                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 1999
                    -----------------------------------------





To the Shareholders of XATA Corporation:

            The Annual Meeting of Shareholders of XATA Corporation (the "Company) will be held on February 17, 1999, at 4:00 p.m., at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

            (1) To fix the number of directors at five and to elect five directors to serve for a one year term expiring when their successors are elected and qualified at the annual meeting in 2000.

            (2) To act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1999.

            (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

            The Board of Directors has fixed the close of business on December 21, 1998 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

            A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                    By Order of the Board of Directors

                                    /s/ William P. Flies

January 13, 1999                    William P. Flies
                                    SECRETARY

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55337
                                 (612) 894-3680

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 1999

                       ----------------------------------

                               GENERAL INFORMATION


            This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on February 17, 1999, to be held at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, at 4:00 p.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

            Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the election of the nominees named herein and on the proxy card to the Board of Directors; (b) for the appointment of McGladrey & Pullen, LLP as independent auditors of the Company; and (c) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about January 18, 1999.

            A copy of the Company's Report on Form 10-KSB for the fiscal year ended September 30, 1998, is enclosed herewith but is not considered a part of the proxy solicitation material. This Report describes the financial condition of the Company as of September 30, 1998. The Company's customary Annual Report to Shareholders will be mailed to shareholders in February, 1999.

            The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.


                             RECORD DATE AND VOTING

            The Board of Directors has fixed December 21, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 4,418,133 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the Company. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. All matters being voted upon by the shareholders require a majority vote of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 25.5% of the shares issued and outstanding).

            Shares voted as abstentions will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. The effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. (Broker non-votes are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.) If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purpose of calculating the vote with respect to such matter.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED HEREIN AND FOR RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS. IT IS INTENDED THAT PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH NOMINEE AND FOR SUCH OTHER PROPOSALS UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER SUBMITTING THE PROXY.


                           PRINCIPAL SHAREHOLDERS AND
                             OWNERSHIP OF MANAGEMENT

            The following table sets forth as of December 21, 1998 the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each executive officer; and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of December 21, 1998 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.


                                                               NUMBER OF
                        NAME AND ADDRESS                      SHARES OWNED              PERCENTAGE
                        ----------------                      ------------              ----------

      William (1)(2) and Linda Flies, JT
      151 East Cliff Road, Suite 10
      Burnsville, MN 55337                                      1,119,152(3)(5)            25.3%

      Dennis R. Johnson (1)(2)
      151 East Cliff Road, Suite 10
      Burnsville, MN 55337                                        258,668(5)                5.9%

      Stephen A. Lawrence (1)(2)
      3154 North Service Drive
      Red Wing, MN  55066                                          21,649(5)                *

      Roger W. Kleppe (1)(2)
      2901 Mead Court
      Burnsville, MN  55337                                        20,849(5)                *

      Carl M. Fredericks(1)(2)
      4275 Executive Square
      Suite 350
      La Jolla, CA  92037                                          29,766(4)(5)             *

      William J. Callahan
      151 East Cliff Road, Suite 10
      Burnsville, MN 55337                                         18,807(5)                *

      Gary C. Thomas
      151 East Cliff Road, Suite 10
      Burnsville, MN 55337                                          2,684                   *

      All executive officers and current directors as a
      group (7 persons)                                         1,471,575(5)               33.3%

-------------------
*  indicates ownership of less than 1%.
(1)         Currently a director.
(2)         Nominee for re-election as director
(3) Shares held of record by: William and Linda Flies, JT - 100,000 shares; William P. Flies Revocable Trust - 482,505 shares; and Linda Berg Flies Revocable Trust - 519,980 shares.



                                       3



(4) Shares held of record by: Carl M. Fredericks, Trustee, Revocable Trust dated November 24, 1976, Carl M. Fredericks, Grantor - 7,000 shares; Carl M. Fredericks, Individual retirement Account - 8,000 shares.
(5) Includes shares of Common Stock issuable upon exercise of currently exercisable options and warrants held by named person as follows:
            William P. Flies - 16,667 shares; Dennis R. Johnson - 242,668 shares; Stephen A. Lawrence - 20,849 shares; Roger W. Kleppe - 20,849 shares; Carl M. Fredericks - 14,766 shares; William J. Callahan - 16,667 shares; and all officers and directors as a group
            - 332,466 shares.




                                   MANAGEMENT

DIRECTORS AND OFFICERS

            The current directors and executive officers of the Company are as follows:

            Name                      Age         Position
            ----                      ---         --------

            Dennis R. Johnson         54          Chief Executive Officer,
                                                  President and Director

            William P. Flies          56          Chief Technical Officer,
                                                  Secretary and Director

            William J. Callahan       43          Chief Operating Officer

            Gary C. Thomas            53          Chief Financial Officer and
                                                  Treasurer

            Stephen A. Lawrence       55          Chairman of the Board
                                                  of Directors

            Roger W. Kleppe           48          Director

            Carl M. Fredericks        54          Director

--------------------

            The Chairman of the Board of Directors and the officers of the Company are elected annually by the Board of Directors and serve until their successors are elected and qualified, subject to earlier removal by the Board.

            Mr. Johnson is President and Chief Executive Officer of the Company. From March 1992 to February 1994, Mr. Johnson was President of National Business Systems, Inc., a provider of data and information-processing services and data processing supplies. From

August 1990 through March 1992, Mr. Johnson was an employee of and business consultant to AmeriData and a consultant to TCF Bank. From 1987 through August 1990, Mr. Johnson was President and Chief Executive Officer of Currentech, Inc. Mr. Johnson has extensive senior general management and marketing experience with DatagraphiX, Anacomp, and Sperry Univac. Mr. Johnson is a graduate of Mankato State University.

            Mr. Flies is the founder, Chief Technical Officer, Secretary, and a principal shareholder of XATA. Mr. Flies served as Chief Executive Officer of the Company from inception until December 13, 1993. Mr. Flies also founded Datakey, Inc. and served as its Chief Executive Officer from 1978 to 1984 and as its Chairman from 1978 to 1991. While at Datakey, Inc., he was granted numerous U.S. and foreign patents in portable data electronics. From 1969 to 1978, he was with Technalysis Corporation, a computer consulting firm, as Vice President of Systems Products, and as President of KET, Inc. a subsidiary of Technalysis that produced mainframe memory and peripheral subsystems. Mr. Flies joined Univac in 1964 after receiving a bachelor of arts degree with majors in mathematics and physics and a minor in business administration from Mankato State University.

            Mr. Callahan joined the Company as Chief Operating Officer in November 1997, and is principally responsible for managing the Company's product development process, including the operational sectors that center around hardware and software development, technical support and service, logistics, quality assurance for XATA Enterprise Technologies. Immediately prior to joining the Company, Mr. Callahan was the division director and general manager of the Tripmaster Division ("Tripmaster") of Rockwell International, Inc. ("Rockwell") where he was responsible for integration of onboard computers with Global Positioning System technology. Before becoming director and general manager of Tripmaster in 1995, Mr. Callahan served as director of Land Transportation Electronics and Market Development for Rockwell, a business involving multi-mode communications radios and dispatch integration systems, including Rockwell's Mobile Communication Satellite System (MCSS). From 1992 to 1994, Mr. Callahan was director of finance for Land Transportation Electronics at Rockwell. In other management positions at Rockwell, which he joined in 1982, Mr. Callahan served as a financial analyst and accounting manager, manager of finance and administration for Avionics Systems and manager of financial planning and control for Rockwell's Collins Avionics and Communications Division. Mr. Callahan holds a bachelor's degree in political science from Regis University, Denver, and a master's degree in business administration from American University in Washington, D.C.

            Mr. Thomas joined the Company in August 1996 to assist in the transition of the Payne & Associates and Key Logistics acquisitions. He was moved to Director of Sales Support in May 1997 and replaced Robert Featherstone as Chief Financial Officer in August 1998. Prior to joining the Company, Mr. Thomas was Vice President of Administration and Chief Financial Officer for Computer Petroleum Corporation. Mr. Thomas holds a bachelor's degree in business from the University of Nebraska.

            See "ELECTION OF DIRECTORS" for biographical information concerning Messrs. Lawrence, Kleppe, and Fredericks.

DIRECTOR COMPENSATION

            Non-employee directors receive $5,000 annually and the Chairman receives an additional $3,000 annually, to serve on the Board of Directors. During fiscal 1999, each non-employee director has elected to receive quarterly, in lieu of the cash fee, a five (5) year warrant to purchase Common Stock of the Company, in an amount equal to the fee, valued at the then current market price as quoted on the Nasdaq National Market. The warrants will be exercisable at a price equal to 80% of the closing market price as of the date of issuance. On December 11, 1998, each non-employee director received a five (5) year warrant for 6,016 shares exercisable at $1.23, representing the fee, as described above plus 5,000 shares for the first quarter of fiscal 1999 in recognition of the extra ordinary efforts and time expended by the Board during the quarter.

            In addition, pursuant to the Incentive Plan, each non-employee director, following first election or re-election to the Board, receives on a quarterly basis a five-year non-qualified option to purchase 1,250 shares of Common Stock (i.e., 5,000 shares annually) pursuant to a non-discretionary grant under the Company's 1991 Long-Term Incentive and Stock Option Plan (the "Incentive Plan"). Each current non-employee director received a grant of options for 1,250 shares on January 12, 1998, April 10, 1998, July 10, 1998, October 12, 1998, and January 11, 1999 pursuant to the Incentive Plan.

            Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

BOARD MEETINGS AND COMMITTEES

            During the year ended September 30, 1998, the Board of Directors met 8 times and otherwise conducted business by unanimous written action. Committees of the Board generally meet immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors or fewer than 75% of the meetings of the Board committees on which he served.

            The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. During the fiscal year ended September 30, 1998, each committee was comprised of all non-employee members, as follows:


      AUDIT COMMITTEE        COMPENSATION COMMITTEE    STOCK OPTION COMMITTEE
      ---------------        ----------------------    ----------------------

      Carl M. Fredericks*    Carl M. Fredericks        Roger W. Kleppe*
      Roger W. Kleppe        Roger W. Kleppe *         Stephen A. Lawrence
      Stephen A. Lawrence    Stephen A. Lawrence

-------------------
*  Chairman

            The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected.

            The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also makes recommendations to the Stock Option Committee with respect to stock options and awards which may be included in the compensation set for each individual.

            The purpose of the Stock Option Committee is to administer and interpret the Incentive Plan, except for the automatic option grant component of the Incentive Plan.

EXECUTIVE COMPENSATION

            The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to each executive officer with compensation in excess of $100,000 (the "Named Executive Officers") pursuant to a plan or contract or otherwise during fiscal years ended September 30, 1998, 1997, and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long Term
                                                        Annual Compensation                       Compensation
                                                        -------------------                       ------------
                                                                                             Restricted                  All Other
                                                                             Other Annual      Stock                      Compen-
      Name & Principal Position     Year    Salary ($)      Bonus ($)        Compensation    Awards ($)    Options (#)   sation ($)
      -------------------------     ----    ----------      ---------        ------------    ----------    -----------   ----------

Dennis R. Johnson                   1998     150,000        141,400(1)            -0-            -0-         50,000         -0-
Chief Executive Officer             1997     150,000          1,937(1)            -0-            -0-           -0-          -0-
                                    1996     150,000        194,432(1)            -0-            -0-           -0-          -0-

William P. Flies                    1998     135,000         50,625(1)            -0-            -0-           -0-          -0-
Chief Technical Officer             1997     125,000          1,030(1)            -0-            -0-           -0-          -0-
                                    1996     125,000         75,000(1)            -0-            -0-           -0-          -0-

William J. Callahan                 1998     100,689         17,490(1)            -0-            -0-         25,000         -0-
Chief Operating Officer

(1)         Represents formula-based incentive compensation.

            The Company has an employment agreement with Dennis R. Johnson, its President and Chief Executive Officer, which provides, in summary, for (i) base compensation for each of the fiscal years ended September 30, 1996, 1997 and 1998 of $150,000, plus incentive bonuses based on pre-tax operating income and the achievement of other specific non-financial objectives directed by the Board of Directors for fiscal 1996, 1997 and 1998, (ii) a grant of options for purchase of 50,000 shares of Common Stock at fair market value under the Incentive Plan in fiscal 1998, and (iii) $250,000 in severance pay, over a period of 12 months, in the event of termination of his employment for any reason other than "cause." In addition, the agreement provides that the Company shall not materially alter his duties to duties other than those generally performed by a chief executive officer. As of January 18, 1999, the Board of Directors had not completed Mr. Johnson's fiscal 1999 compensation plan.

            The Company's employment agreement with William P. Flies, its Chief Technical Officer, provides for a base annual salary of $125,000 in fiscal 1996, 1997 and 1998 and an incentive bonus based on a pre-tax operating income in fiscal 1996 and 1997. Mr. Flies incentive bonus for fiscal 1998 was based on several product development objectives. The agreement also contains provisions which prohibit the Company from materially altering his duties and which allow him to terminate the agreement and to continue to receive salary for a period of one (1) year if there is a change in control of the Company. The term of Mr. Flies' agreement automatically renews annually on February 11, unless terminated by the Company for "cause" or by Mr. Flies upon 60 days' prior notice. As of January 18, 1999, the Board of Directors had not completed Mr. Flies' fiscal 1999 compensation plan.

            William J. Callahan was hired as the Company's Chief Operating Officer in November 1997. His employment agreement provides for a base annual salary of $120,000; a five-year incentive stock option for purchase of 25,000 shares of Common Stock at $6.00 per share, exercisable in three equal annual installments commencing in 1997; and a $30,000 annual ($7,500 quarterly) performance-based cash bonus. Performance objectives include attainment of specified quarterly management team goals and annual Company goals for revenue, gross profit percentage and operating income, as detailed in the Company's fiscal 1998 Management Incentive Plan. Effective November 1, 1998, Mr. Callahan's base compensation was reduced to $100,000 in annual salary, with an increase in the performance-based cash bonus. Cash bonus targets were established for sales and operating income levels for the Company's XET operations, in Peoria, Illinois and sales of its Desktop Dispatch Pro product.

            Other management personnel of the Company may also receive cash incentive bonuses based on attainment of certain objectives set forth in the fiscal 1999 Management Incentive Plan. In addition, the Board of Directors retains the authority to provide discretionary bonuses. Executive officers, as well as all other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's Incentive Plan, described below.

401(k) PROFIT SHARING PLAN

            During 1993, the Company adopted a 401(k) Profit Sharing Plan (the "401(k) Plan"). In general, employees who are at least age 20 are eligible to contribute up to 15% of annual pay to the 401(k) Plan, subject to certain limitations, and to direct the investment of those funds in up to four professionally managed investment funds. Employees cannot invest in the Company's securities through the 401(k) Plan. The 401(k) Plan allows for Company contributions to the 401(k) Plan (at the discretion of the Board of Directors) based upon profit. An employee's account balance is fully vested immediately. The Company made no contributions to the 401(k) Plan for 1995. The Company made a contribution for 1996 in the amount of $70,000 which was allocated among employees based upon their respective gross salaries for the calendar year, provided that salaries in excess of $80,000 shall not be considered in the allocation formula. The Company made a contribution for 1997 in the amount of $25,000 in January 1998. The Company does not intend to make a contribution for 1998.

SUMMARY OF OPTION GRANTS

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                          Number of     Percent of total
                         Securities       options/SARs         Exercise or     Expiration
            Name         Underlying        granted to          base price        date
                        Options/SARs      employees in           ($/Sh)
                         Granted (#)      fiscal year

            (a)             (b)               (c)                 (d)             (e)
-----------------------------------------------------------------------------------------
Dennis R. Johnson         50,000              26%                $4.00          09/01/03
William J. Callahan       25,000              13%                $6.00          11/09/03


       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            The following table contains information concerning exercises of stock options during the last fiscal year and the value of options previously granted under the Incentive Plan which were held by the Named Executive Officers at the end of the fiscal year ended September 30, 1998.

                                                             Number of Securities         Value of Unexercised
                                Option Exercises            Underlying Unexercised             In-the-Money
                     ----------------------------------        Options at FY-End            Options at FY-End(1)
                                                           ---------------------------   ---------------------------
                     Shares Acquired on
       Name               Exercise       Value Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
-------------------  ------------------  --------------    -----------   -------------   -----------   -------------
Dennis R. Johnson           -0-               -0-            226,000         16,668         -0- (2)       -0- (2)
William P. Flies            -0-               -0-             16,667            -0-         -0- (2)       -0- (2)
William J. Callahan         -0-               -0-                -0-         18,807         -0- (2)       -0- (2)

(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq National Market on September 30, 1998 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.

(2) None of the unexercised grants were in-the-money at September 30, 1998, since the Nasdaq National Market System closing price on that date was less than the option exercise price.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

            Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

            Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability which may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

            As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in an improper personal benefit to the director.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The current number of members of the Board of Directors is five (5). The directors elected at this Annual Meeting, and at annual meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The five persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Dennis R. Johnson, William P. Flies, Carl M. Fredericks, Stephen A. Lawrence, and Roger W. Kleppe.

            In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

            DENNIS R. JOHNSON                   Director since December, 1993
            President and Chief Executive Officer of the Company

                        See "MANAGEMENT" for biographical information.

            WILLIAM P. FLIES                    Director since December, 1991
            Chief Technical Officer and Secretary of the Company

                        See "MANAGEMENT" for biographical information.

            STEPHEN A. LAWRENCE                 Director since September, 1995

            Mr. Lawrence is currently the Chairman and Chief Executive Officer of Lawrence Transportation Company, which operates Wilson Refrigerated Express (a Minnesota-based full load refrigerated carrier), Wilson Dedicated Services (a Wisconsin-based dedicated contract carrier), Lawrence NationaLease (a Minnesota-based full service truck lessor), Freight Plus, a Minnesota based brokerage firm and RTL, a Minnesota based distribution and wholesaling company. Prior to assuming his role as Chairman and CEO of Lawrence Transportation Company in 1991, he was the Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991) and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence is currently a member of the Board of Directors and a member of various committees of the Truck Renting and Leasing Association, a member of the Board of Directors and of various committees of Bank Windsor in Minneapolis, Minnesota, and a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. Mr. Lawrence assumed the role of Chairman of the Board of Directors effective with the resignation of Edward T. Michalek on November 18, 1997.

            ROGER W. KLEPPE                     Director since September, 1995

            Mr. Kleppe is currently Vice President of Human Resources, Strategic Development and Quality Management for Blue Cross and Blue Shield of Minnesota ("BCBSM"), a position which he assumed in March 1994, and he is also responsible for its administrative services. He previously served on the BCBSM Board of Trustees and on the corporate member board each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He also currently serves on the Boards of Directors of the Pharmacy Gold, Inc. and Care Delivery Management, Inc., both of which are wholly-owned, for-profit companies under Aware Integrated, Inc., a nonprofit holding company.

            CARL M. FREDERICKS                  Director since February, 1998

            Carl M. Fredericks is currently the president of Fredericks & Associates, a regional investment banking firm, founded in 1992 and located in San Diego, California specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. From 1992 to 1998, Mr. Fredericks was the Managing Member of Fredericks, Shields & Co., LLC, a firm which was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and Investment Manager at Westinghouse Credit Corporation, Newport Beach, California, where he was responsible for managing its investments in sponsored leverage buyouts and recapitalizations of large and middle market companies in the United States. Mr. Fredericks holds a Masters degree in Business Administration and Finance from Columbia University, Graduate School of Business Administration, New York City, and a Bachelor of Arts degree in economics from Denison University in Granville, Ohio. He currently serves as a member of the Board of Directors of Bio-Interfaces, Inc. and was an advisor to the Boards of Directors of Triton Group Ltd., SpectraNet International, Firstworld Communications, Inc.

            For information concerning compensation of directors, see "MANAGEMENT - Director Compensation."

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

            The Board of Directors has appointed McGladrey & Pullen, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 1999. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of McGladrey & Pullen, LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                    PROPOSALS FOR FISCAL 1999 ANNUAL MEETING

            It is currently anticipated that the next annual meeting, for the fiscal year ending September 30, 1999 (the " 1999 Annual Meeting"), will be held in mid-February, 2000. Shareholders who intend to submit proposals for inclusion in the 1999 Proxy Statement and Proxy for shareholder action at the 1999 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than October 1, 1999.

            In addition, shareholders are advised that pursuant to the rules of the Securities and Exchange Commission, proxies solicited by management for the 1999 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 1999 Annual Meeting, unless the Company has received notice of such proposal not later than December 5, 1999.


                                       By Order of the Board of Directors

                                       /s/ William P. Flies

                                       William P. Flies
                                       SECRETARY

Dated:  January 13, 1999
BURNSVILLE, MINNESOTA


            A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED HEREWITH AND WILL ALSO BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: GARY C. THOMAS, CHIEF FINANCIAL OFFICER, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MN 55337.

                                XATA CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 13, 1999, hereby appoints each of Dennis R. Johnson and Gary C. Thomas as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at he Annual meeting of Shareholders of XATA Corporation to be held on Wednesday, February 17, 1999 at 4:00 p.m. at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.


1. Election of Directors duly nominated:     DENNIS R. JOHNSON, WILLIAM P.
FLIES, CARL M. FREDERICKS, STEPHEN A. LAWRENCE, AND ROGER W. KLEPPE

   [ ] FOR  [ ] WITHHELD FOR ALL  [ ] WITHHOLD FOR THE FOLLOWING ONLY
                                      (Write the nominee's name in space below):

--------------------------------------------------------------------------------

2. Ratification of appointment of McGladrey & Pullen, LLP as the independent auditors of the Company for the year ending September 30, 1999.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

                         (MUST BE SIGNED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       Dated:                           , 19
                                              --------------------------    --


                                       ---------------------------------------
                                                    (Signature)


                                       ---------------------------------------
                                                    (Signature)





PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.